EXHIBIT 10.2

                           SECURITIES ESCROW AGREEMENT

     SECURITIES ESCROW AGREEMENT, dated as of January __, 2007 ("Agreement"), by and among the parties listed under Existing Shareholders on Exhibit A hereto (each an "Existing Shareholder" and collectively the "Existing Shareholders"), CHINAGROWTH NORTH ACQUISITION CORPORATION, a company organized under the laws of the Cayman Islands ("the Company") and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation ("Escrow Agent").

          WHEREAS, the Company has entered into an Underwriting Agreement, dated January __, 2007 ("Underwriting Agreement"), with Morgan Joseph & Co. Inc. acting as representative ("Representative") of the several underwriters (collectively, the "Underwriters"), pursuant to which, among other matters, the Underwriters have agreed to purchase 4,500,000 (5,175,000 if the over-allotment is exercised) units ("Units") of the Company. Each Unit consists of one ordinary share, par value $.001 per share ("Ordinary Share"), and one Warrant, each Warrant to purchase one Ordinary Share, all as more fully described in the Company's final Prospectus, dated January __, 2007 ("Prospectus") comprising part of the Company's Registration Statement on Form F-1 (File No.
333-134458) under the Securities Act of 1933, as amended ("Registration Statement"), declared effective on January __, 2007 ("Effective Date").

          WHEREAS, the Existing Shareholders have agreed as a condition of the sale of the Units to deposit its Ordinary Shares of the Company, as set forth opposite its name in Exhibit A attached hereto (collectively "Escrow Shares"), in escrow as hereinafter provided.

          WHEREAS, the Company has entered into a Warrant Purchase Agreement with the Existing Shareholders, dated January __, 2007 ("Warrant Agreement"), pursuant to which the Existing Shareholders have agreed to purchase 900,000 warrants (the "Founding Director Warrants") in a private placement transaction;

          WHEREAS, the Existing Shareholders have agreed as a condition of the sale of the Founding Director Warrants to deposit its Founding Director Warrants, as set forth opposite its name in Exhibit B attached hereto (collectively "Escrow Warrants" and together with the Escrow Shares, "Escrow Securities");

          WHEREAS, the Company and the Existing Shareholders desire that the Escrow Agent accept the Escrow Securities, in escrow, to be held and disbursed as hereinafter provided.

          IT IS AGREED:

     1. APPOINTMENT OF ESCROW AGENT. The Company and the Existing Shareholders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

     2. DEPOSIT OF ESCROW SECURITIES. On or before the Effective Date, the Existing Shareholders shall deliver to the Escrow Agent a certificate representing their respective Escrow Securities, to be held and disbursed subject to the terms and conditions of this Agreement. The Existing Shareholders acknowledge that the certificates representing their respective Escrow Securities are legended to reflect the deposit of such Escrow Securities under this Agreement.

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     3. DISBURSEMENT OF THE ESCROW SECURITIES.

          3.1 DISBURSEMENT OF THE ESCROW SHARES. The Escrow Agent shall hold the Escrow Shares until one year from the date of consummation of a Business Combination (as such term is defined in the Registration Statement) ("Escrow Period"), on which date it shall, upon written instructions from an Existing Shareholder, disburse Escrow Shares to such Existing Shareholder; provided, however, that if the Escrow Agent is notified by the Company pursuant to Section
6.7 hereof that the Company is being liquidated at any time during the Escrow Period, then immediately prior to the effectiveness of such liquidation, the Escrow Agent shall promptly destroy the certificates representing the Escrow Shares and the Escrow Shares shall no longer be considered issued and outstanding securities of the Company. The Escrow Agent shall have no further duties hereunder after the disbursement or destruction of the Escrow Shares in accordance with this Section 3.1.

          3.2 DISBURSEMENT OF THE ESCROW WARRANTS. The Escrow Agent shall hold the Escrow Warrants until such time that the Company consummates a Business Combination (as such term is defined in the Registration Statement); provided, however, that if the Escrow Agent is notified by the Company pursuant to Section
6.7 hereof that the Company is being liquidated at any time during the Escrow Period, then immediately prior to the effectiveness of such liquidation, the Escrow Agent shall promptly destroy the certificates representing the Escrow Warrants and the Escrow Warrants shall no longer be considered issued and outstanding securities of the Company. The Escrow Agent shall have no further duties hereunder after the disbursement or destruction of the Escrow Warrants in accordance with this Section 3.2.

     4. RIGHTS OF EXISTING SHAREHOLDER IN ESCROW SHARES.

          4.1 VOTING RIGHTS AS A SHAREHOLDER. Subject to the terms of the Insider Letter described in Section 4.4 hereof and except as herein provided, the Existing Shareholders shall retain all of their rights as Shareholders of the Company during the Escrow Period, including, without limitation, the right to vote such shares.

          4.2 DIVIDENDS AND OTHER DISTRIBUTIONS IN RESPECT OF THE ESCROW SHARES. During the Escrow Period, all dividends payable in cash with respect to the Escrow Shares shall be paid to the Existing Shareholders, but all dividends payable in shares or other non-cash property ("Non-Cash Dividends") shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term "Escrow Shares" shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

          4.3 RESTRICTIONS ON TRANSFER. During the Escrow Period, no sale, transfer or other disposition may be made of any or all of the Escrow Securities except (i) upon the dissolution and liquidation of an Existing Shareholder and the distribution of assets to its partners; (ii) by gift to a immediate family member of an Existing Shareholder's partners or to a trust, the beneficiary of which is a partner of an Existing Shareholder or a member of the immediate family of an Existing Shareholder's partners, (iii) by virtue of the laws of descent and distribution upon death of any partner of an Existing Shareholder, or (iv) pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement and of the Insider Letter signed by an Existing Shareholder transferring the Escrow Securities. During the Escrow Period, the Existing Shareholders shall not pledge or

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grant a security interest in the Escrow Securities or grant a security interest in its rights under this Agreement.

          4.4 INSIDER LETTERS. The Existing Shareholders have executed a letter agreement with the Representative and the Company, dated as indicated on Exhibit A hereto, and which is filed as an exhibit to the Registration Statement ("Insider Letter"), respecting the rights and obligations of such Existing Shareholders in certain events, including but not limited to the liquidation of the Company.

     5. CONCERNING THE ESCROW AGENT.

          5.1 GOOD FAITH RELIANCE. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

          5.2 INDEMNIFICATION. The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Securities held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Securities or it may deposit the Escrow Securities with the clerk of any appropriate court or it may retain the Escrow Securities pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Securities are to be disbursed and delivered. The provisions of this Section 5.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 5.5 or 5.6 below.

          5.3 COMPENSATION. The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges.

          5.4 FURTHER ASSURANCES. From time to time on and after the date hereof, the Company and the Existing Shareholders shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of

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this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

          5.5 RESIGNATION. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the Company, the Escrow Securities held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Securities with any court it reasonably deems appropriate.

          5.6 DISCHARGE OF ESCROW AGENT. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 5.5.

          5.7 LIABILITY. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

     6. MISCELLANEOUS.

          6.1 GOVERNING LAW. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

          6.2 THIRD PARTY BENEFICIARIES. The Existing Shareholders hereby acknowledge that the Underwriters are third party beneficiaries of this Agreement and this Agreement may not be modified or changed without the prior written consent of the Representative.

          6.3 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged.

          6.4 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

          6.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

          6.6 NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

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          If to the Company, to:

                    ChinaGrowth North Acquisition Corporation
                    1818 Canggong Road, Fengxian
                    Shanghai Chemical Industry Park
                    Shanghai, China 201417
                    Attn:    Michael Zhang, Chief Financial Officer

          If to an Existing Shareholder, to his address set forth in Exhibit A.

          and if to the Escrow Agent, to:

                   American Stock Transfer & Trust Company
                   59 Maiden Lane
                   Plaza Level
                   New York, New York 10038
                   Attn: Herb Lemmer, Vice President

          A copy of any notice sent hereunder shall be sent to:

                  Morgan Joseph & Co. Inc.
                  600 Fifth Avenue, 19th Floor
                  New York, New York 10020
                  Attn: Dennis Galgano
                  Fax No.: (212) 218-3760

          and:

                  DLA Piper Rudnick Gray Cary US LLP
                  1251 Avenue of the Americas
                  New York, New York 10020-1104
                  Attn: William Haddad, Esq.
                  Fax No.: (212) 835-6001

          and:

                 Ellenoff Grossman & Schole LLP
                 370 Lexington Avenue
                 New York, New York 10017
                 Attn: Douglas S. Ellenoff, Esq.
                 Fax No.: (212) 370-7889

          The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

          6.7 LIQUIDATION OF THE COMPANY. The Company shall give the Escrow Agent written notification of the liquidation and dissolution of the Company in the event that the Company fails to consummate a Business Combination within the time period(s) specified in the Prospectus.

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          6.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


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     IN WITNESS WHEREOF, this Securities Escrow Agreement has been duly executed by the parties hereto as of the date first above written.

                                       CHINAGROWTH NORTH
                                         ACQUISITION CORPORATION


                                       By: ___________________________
                                           Name:
                                           Title:

                                       EXISTING SHAREHOLDERS:

                                       Global Vestor Capital Partners LLC

                                       By: ___________________________
                                           Name:
                                           Title:

                                       Chum Capital Group Limited

                                       By: ___________________________
                                           Name:
                                           Title:

                                       Guorun Group Limited

                                       By: ___________________________
                                           Name:
                                           Title:

                                       Venture Link Assets Limited

                                       By: ___________________________
                                           Name:
                                           Title:

                                       AMERICAN STOCK TRANSFER
                                       & TRUST COMPANY


                                       By: ___________________________
                                           Name:
                                           Title:


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                                    EXHIBIT A

Name and Address of                  Number         Share            Date of
Existing Shareholder               of Shares  Certificate Number  Insider Letter
--------------------               ---------  ------------------  --------------

Guorun Group Limited                225,000
c/o ChinaGrowth North Acquisition
Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417

Venture Link Assets Limited         150,000
c/o ChinaGrowth North Acquisition
Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417

Chum Capital Group Limited          375,000
c/o ChinaGrowth North Acquisition
Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417

Global Vestor Capital Partners LLC  375,000
c/o ChinaGrowth North Acquisition
Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417

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                                    EXHIBIT B

                                                       Number of
Name and Address of                                Founding Director
Existing Shareholder                                   Warrants
--------------------                               -----------------

Guorun Group Limited                                   180,000
c/o ChinaGrowth North Acquisition
Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417

Venture Link Assets Limited                            180,000
c/o ChinaGrowth North Acquisition
Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417

Chum Capital Group Limited                             180,000
c/o ChinaGrowth North Acquisition
Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417

Global Vestor Capital Partners LLC                     360,000
c/o ChinaGrowth North Acquisition
Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417